UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 2, 2013

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Change in Registrant's Certifying Accountant.

On October 2, 2013, the Audit Committee of the Board of Directors of Celadon Group, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended June 30, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of June 30, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of the fiscal years ended June 30, 2013 and 2012, and in the subsequent interim period through October 2, 2013, there were no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures that, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in its audit reports.

During the two most recent fiscal years and the subsequent interim period through October 2, 2013, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except with respect to the disclosure of a material weakness in the Company's internal control over financial reporting related to controls to evaluate leases for capital lease or operating lease classification that were not designed to consider all of the relevant lease accounting literature applicable to lease classification, including default provisions related to non-performance criteria.  Based on the evaluation of the Company's disclosure controls and procedures as of March 31, 2012, the Company concluded that, as of such date, the Company’s disclosure controls and procedures were ineffective due to such material weakness. The material weakness was remediated as of June 30, 2012 and resulted in a restatement of the Company's financials through the filing of an amended Annual Report for fiscal 2011 and Quarterly Reports for the first and second quarters of fiscal 2012.

The Company has provided to KPMG the disclosure contained in this Current Report on Form 8-K and requested KPMG to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1.

On October 7, 2013, the Company engaged BKD LLP ("BKD") as the independent registered public accounting firm for the Company and its subsidiaries, which was approved by the Company's Audit Committee on October 2, 2013. In deciding to engage BKD, the Audit Committee reviewed auditor independence and existing commercial relationships with BKD, and concluded that BKD has no commercial relationship with the Company that would impair its independence.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	16.1	Letter from KPMG LLP regarding change in independent registered public accounting firm

The information contained in Item 9.01 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: October 8, 2013	By:	/s/ William E. Meek
William E. Meek
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
16.1	Letter from KPMG LLP regarding change in independent registered public accounting firm.